As Filed with the United States Securities and Exchange Commission on December 29, 2006.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FIRST AMENDMENT
TO THE
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 18, 2006
Date of Report (Date of Earliest Event Reported)
FIRST MCMINNVILLE CORPORATION
(Exact name of Registrant as specified in its charter)

Tennessee	2-90200	62-1198119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Main Street, McMinnville, Tennessee	37110
(Address of Principal Executive Offices)	(Zip Code)
(931) 473-4402
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On December 18, 2006, First McMinnville Corporation issued a press release announcing its dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished under the Securities and Exchange Act of 1934, except to the extent required by law.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibit Number	Description of Exhibit
	99.1	Press release issued December 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MCMINNVILLE CORPORATION
December 29, 2006	By:	/s/ Charles C. Jacobs
Charles C. Jacobs, Chairman and
Chief Executive Officer